Exhibit 10.7

SHAREHOLDERS’ VOTING RIGHTS PROXY AGREEMENT

This Shareholders’ Voting Rights Proxy Agreement (the “Agreement”) is entered into in the People’s Republics of China (“PRC”) as of December 22, 2014 by and among the following parties:

(a)                                 Dissector (Beijing) Technology Co. Ltd., a limited liability company wholly owned by foreign investor, incorporated and validly existing in Beijing, PRC under PRC laws (“WFOE”),

(b)                                 Gridsum (Beijing) Management Consultation Co., Ltd., a limited liability company incorporated and validly existing in Beijing, PRC under PRC laws (the “Shareholder”), and

(c)                                  Gridsum Holding (Beijing) Co., Ltd., a limited liability company incorporated and validly existing in Beijing, PRC under PRC laws (“Gridsum Holdco”).

The above parties hereinafter shall be individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

(a)                                 As of the date of the Agreement, the Shareholder is the enrolled shareholder of Gridsum Holdco, legally holding 42% of the equity interest in Gridsum Holdco.

(b)                                 The Shareholder intends to authorize WFOE with the exercises of its voting rights as a shareholder in Gridsum Holdco, and WFOE is willing to accept such authorization.

The Parties hereby have reached the following agreement upon friendly consultations:

Article 1 Voting Rights Proxy

1.1                               The Shareholder hereby irrevocably authorizes WFOE or the designee designated by WFOE (the “Designee”) at its sole discretion, acting on behalf of itself as its exclusive agent and attorney with respect to all matters concerning its shareholder’s rights as shareholder of Gridsum Holdco, to exercise including without limitation the following rights (the “Entrusted Rights”) during the term of this Agreement pursuant to the then valid and effective article of association of Gridsum Holdco:

(a)                                 to propose, convene and attend shareholders meetings of Gridsum Holdco as its proxy;

(b)                                 Exercising all the shareholder’s voting rights on behalf of the Shareholder with respect to any matter subject to the discussion and resolutions of the shareholders under PRC laws or the articles of association of Gridsum Holdco, including but not limited to the sales, transfer, pledge or disposition of its equity interest in Gridsum Holdco in part or in whole, and the designation and election on behalf of it the legal representative, the director, the supervisor, the chief executive officer and other senior management members of Gridsum Holdco to be appointed and removed by the shareholders of Gridsum Holdco;

(c)                                  Other shareholder’s voting rights it is entitled to under the PRC laws (including the amendments, revisions, supplementary and re-constituted rules of such PRC laws, regardless of which comes into effect after or has taken into effect before the date hereof); and

(d)                                 Other shareholder’s voting rights entitled to under the articles of association of Gridsum Holdco, including those provided in the amendments to the articles of association of Gridsum Holdco.

1.2                               The Designee shall perform the Entrusted Rights within the scope of entrustment in due care and prudence and in compliance with laws; the Shareholder acknowledges and assumes relevant liabilities for any legal consequences of the Designee’s exercise of the foregoing Entrusted Rights.

Article 2 Right to Information

For the purpose of exercising the Entrusted Rights under this Agreement, Designee is entitled to know the information with regard to Gridsum Holdco’s operation, business, clients, finance, staff, etc., and shall have access to relevant materials of Gridsum Holdco. Gridsum Holdco shall adequately cooperate with Designee in this regard.

Article 3 Exercise of Entrusted Rights

3.1                               The Shareholder will provide adequate assistance to the exercise of the Entrusted Rights by Designees, including execution of pertinent legal documents when necessary (e.g., to satisfy governmental requirements in case of examination and approval of or registration or filing).

3.2                               If at any time during the term of this Agreement, the entrustment or exercise of the Entrusted Rights under this Agreement is unenforceable for any reason except for default of the Shareholder or Gridsum Holdco, the Parties shall immediately seek a most similar substitute for the unenforceable provision and, if necessary, enter into supplementary agreement to amend or adjust the provisions herein, in order to ensure the realization of the purpose of this Agreement.

Article 4 Exemption and Compensation

4.1                               The Parties acknowledge that WFOE shall not be requested to be liable for or compensate (monetary or otherwise) other Parties or any third party due to exercise of Entrusted Rights by Designees under this Agreement.

4.2                               The Shareholder and Gridsum Holdco agree to indemnify WFOE and hold it harmless against all of its losses incurred or likely to incur due to exercise of the Entrusted Rights by the Designees, including without limitation any loss resulting from any litigation, demand, arbitration or claim initiated or raised by any third party against it or from administrative investigation or penalty of governmental authorities. However, the Shareholder and Gridsum Holdco will not compensate for losses incurred due to willful misconduct or gross negligence of WFOE.

Article 5 Representations, Warranties and Covenants

5.1                               The Shareholder hereby represents, warrants and covenants that:

(a)                                 it has full and independent legal status and legal capacity to execute, deliver and perform this Agreement with due authorization, and is capable to act independently as a subject of legal actions.

(b)                                 it is enrolled and legal shareholders of Gridsum Holdco as of the effective date of this Agreement and there exists no third party rights or exercise restriction on the Entrusted Rights.

(c)                                 Pursuant to this Agreement, Designees is capable to fully and sufficiently exercise the Entrusted Rights in accordance with then effective articles of association of Gridsum Holdco.

5.2                               Gridsum Holdco hereby represents, warrants and covenants that:

(a)                                it is a limited liability company duly registered and validly existing under PRC laws with complete and independent status as a legal person and has due authorization to execute, deliver and perform this Agreement and is capable of acting independently as a subject of legal actions.

(b)                                it has the full right and authorization to execute and deliver this Agreement and all other documents relating to the transaction contemplated hereunder, and has the full right and authorization to consummate such transaction.

(c)                                 The Shareholder is an enrolled shareholder of it as of the effective date of this Agreement.

Article 6 Term of Agreement

6.1                               The Agreement shall become effect when this Agreement is duly executed by Parties until that the Shareholder transfers all equity shares held by it in Gridsum Holdco (i.e. 42% equity interest of Gridsum Holdco) to WFOE is approved by Ministry of Commerce and all registration change with Industry and Commerce Administration for such shares transfer is completed.

Article 7 Notice

7.1                               Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

7.2                               The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile, or when it is delivered if received in person, or when five (5) days have elapsed after posting if posted by mail.

Article 8 Default Liability

8.1                              The Parties agree and confirm that, if any of the Parties (the “Defaulting Party”) breaches substantially any of the provisions herein or fails substantially to perform any of the obligations hereunder, such a breach or failure shall constitute a default under this Agreement (a “Default”). In such event any of the other Parties without default (a “Non-Defaulting Party”) who incurs losses arising from such Default shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of a Non-Defaulting Party’s notifying the Defaulting Party in writing and requiring it to rectify the Default, then the relevant Non-Defaulting Party shall be entitled to choose at its discretion to (i) terminate this Agreement and require the Defaulting Party to indemnify all damages, or (ii) require specific performance by the Defaulting Party of this Agreement and indemnification against all damages suffered.

8.2                            The Parties agree and confirm, the Shareholder or Gridsum Holdco shall not request the termination of this Agreement for whatsoever reason and under whatsoever circumstance, except otherwise stipulated by laws or this Agreement.

8.3                            Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

Article 9 Miscellaneous

9.1                               This Agreement is written in both Chinese and English language in three (3) original copies, with each involved Party holding one (1) copy hereof with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

9.2                               The conclusion, validity, execution, amendment, interpretation and termination of this Agreement shall be governed by laws of the PRC.

9.3                               Any disputes arising from and in connection with this Agreement shall be settled through consultations among the Parties involved, and if the Parties involved fail to reach an agreement regarding such a dispute within thirty (30) days of its occurrence, such dispute shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with the arbitration rules of such commission, and the arbitration award shall be final and binding on all the Parties involved.

9.4                               Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and a Party’s exercise of any of its rights, powers and remedies shall not preclude its exercise of other rights, powers and remedies of it.

9.5                               Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the “Party’s Rights”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party’s Rights shall not preclude such Party from exercising such rights in any other way or exercising the remaining part of the Party’s Rights.

9.6                               The titles of the Articles contained herein are for reference only, and in no circumstances shall such titles be used for or affect the interpretation of the provisions hereof.

9.7                               Each provision contained herein shall be severable and independent from each of other provisions. If at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected thereby.

9.8                               Upon execution, this Agreement shall replace any other previous legal documents entered into by relevant Parties on the same subject matter.

9.9                               Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement.

9.10                        In respect of the Shareholder and Gridsum Holdco, they shall not assign any of their rights and/or transfer any of their obligations hereunder to any third parties without prior written consent from WFOE; WFOE shall have the right to assign any of its rights and/or transfer any of its obligations hereunder to any third parties designated by it after giving notice to the Shareholder.

9.11                        This Agreement shall be binding on its legal successors of the Parties.

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IN WITNESS HEREOF, the following Parties have caused this Shareholders’ Voting Rights Proxy Agreement to be executed as of the date first here above mentioned.

Dissector (Beijing) Technology Co. Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

Gridsum (Beijing) Management Consultation Co., Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

Gridsum Holding (Beijing) Co., Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

SHAREHOLDERS’ VOTING RIGHTS PROXY AGREEMENT

This Shareholders’ Voting Rights Proxy Agreement (the “Agreement”) is entered into in the People’s Republics of China (“PRC”) as of December 22, 2014 by and among the following parties:

(a)                                 Dissector (Beijing) Technology Co. Ltd., a limited liability company wholly owned by foreign investor, incorporated and validly existing in Beijing, PRC under PRC laws (“WFOE”),

(b)                                 QI Guosheng, a PRC citizen with ID card number: [ID number] (the “Shareholder”), and

(c)                                  Gridsum Holding (Beijing) Co., Ltd., a limited liability company incorporated and validly existing in Beijing, PRC under PRC laws (“Gridsum Holdco”).

The above parties hereinafter shall be individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

(a)                                 As of the date of the Agreement, the Shareholder is the enrolled shareholder of Gridsum Holdco, legally holding 51% of the equity interest in Gridsum Holdco.

(b)                                 The Shareholder intends to authorize WFOE with the exercises of his/her voting rights as a shareholder in Gridsum Holdco, and WFOE is willing to accept such authorization.

The Parties hereby have reached the following agreement upon friendly consultations:

Article 1 Voting Rights Proxy

1.1                               The Shareholder hereby irrevocably authorizes WFOE or the designee designated by WFOE (the “Designee”) at its sole discretion, acting on behalf of himself/herself as his/her exclusive agent and attorney with respect to all matters concerning his/her shareholder’s rights as shareholder of Gridsum Holdco, to exercise including without limitation the following rights (the “Entrusted Rights”) during the term of this Agreement pursuant to the then valid and effective article of association of Gridsum Holdco:

(a)                                 to propose, convene and attend shareholders meetings of Gridsum Holdco as his/her proxy;

(b)                                 Exercising all the shareholder’s voting rights on behalf of the Shareholder with respect to any matter subject to the discussion and resolutions of the shareholders under PRC laws or the articles of association of Gridsum Holdco, including but not limited to the sales, transfer, pledge or disposition of his/her equity interest in Gridsum Holdco in part or in whole, and the designation and election on behalf of him/her the legal representative, the director, the supervisor, the chief executive officer and other senior management members of

Gridsum Holdco to be appointed and removed by the shareholders of Gridsum Holdco;

(c)                                  Other shareholder’s voting rights he/she is entitled to under the PRC laws (including the amendments, revisions, supplementary and re-constituted rules of such PRC laws, regardless of which comes into effect after or has taken into effect before the date hereof); and

(d)                                 Other shareholder’s voting rights entitled to under the articles of association of Gridsum Holdco, including those provided in the amendments to the articles of association of Gridsum Holdco.

1.2                               The Designee shall perform the Entrusted Rights within the scope of entrustment in due care and prudence and in compliance with laws; the Shareholder acknowledges and assumes relevant liabilities for any legal consequences of the Designee’s exercise of the foregoing Entrusted Rights.

Article 2 Right to Information

For the purpose of exercising the Entrusted Rights under this Agreement, Designee is entitled to know the information with regard to Gridsum Holdco’s operation, business, clients, finance, staff, etc., and shall have access to relevant materials of Gridsum Holdco. Gridsum Holdco shall adequately cooperate with Designee in this regard.

Article 3 Exercise of Entrusted Rights

3.1                               The Shareholder will provide adequate assistance to the exercise of the Entrusted Rights by Designees, including execution of pertinent legal documents when necessary (e.g., to satisfy governmental requirements in case of examination and approval of or registration or filing).

3.2                               If at any time during the term of this Agreement, the entrustment or exercise of the Entrusted Rights under this Agreement is unenforceable for any reason except for default of the Shareholder or Gridsum Holdco, the Parties shall immediately seek a most similar substitute for the unenforceable provision and, if necessary, enter into supplementary agreement to amend or adjust the provisions herein, in order to ensure the realization of the purpose of this Agreement.

Article 4 Exemption and Compensation

4.1                               The Parties acknowledge that WFOE shall not be requested to be liable for or compensate (monetary or otherwise) other Parties or any third party due to exercise of Entrusted Rights by Designees under this Agreement.

4.2                               The Shareholder and Gridsum Holdco agree to indemnify WFOE and hold it harmless against all of its losses incurred or likely to incur due to exercise of the Entrusted Rights by the Designees, including without limitation any loss resulting from any litigation, demand, arbitration or claim initiated or raised by any third party against it or from administrative investigation or penalty of governmental authorities. However, the

Shareholder and Gridsum Holdco will not compensate for losses incurred due to willful misconduct or gross negligence of WFOE.

Article 5 Representations, Warranties and Covenants

5.1                               The Shareholder hereby represents, warrants and covenants that:

(a)                                 he/she has full and independent legal status and legal capacity to execute, deliver and perform this Agreement with due authorization, and is capable to act independently as a subject of legal actions.

(b)                                 he/she is enrolled and legal shareholders of Gridsum Holdco as of the effective date of this Agreement and there exists no third party rights or exercise restriction on the Entrusted Rights.

(c)                                 Pursuant to this Agreement, Designees is capable to fully and sufficiently exercise the Entrusted Rights in accordance with then effective articles of association of Gridsum Holdco.

5.2                               Gridsum Holdco hereby represents, warrants and covenants that:

(a)                                It is a limited liability company duly registered and validly existing under PRC laws with complete and independent status as a legal person and has due authorization to execute, deliver and perform this Agreement and is capable of acting independently as a subject of legal actions.

(b)                                It has the full right and authorization to execute and deliver this Agreement and all other documents relating to the transaction contemplated hereunder, and has the full right and authorization to consummate such transaction.

(c)                                 The Shareholder is an enrolled shareholder of it as of the effective date of this Agreement.

Article 6 Term of Agreement

6.1                               The Agreement shall become effect when this Agreement is duly executed by Parties until that the Shareholder transfers all equity shares held by him/her in Gridsum Holdco (i.e. 51% equity interest of Gridsum Holdco) to WFOE is approved by Ministry of Commerce and all registration change with Industry and Commerce Administration for such shares transfer is completed.

Article 7 Notice

7.1                               Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

7.2                               The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile, or when it is delivered if received in person, or when five (5) days have elapsed after posting if posted by mail.

Article 8 Default Liability

8.1                              The Parties agree and confirm that, if any of the Parties (the “Defaulting Party”) breaches substantially any of the provisions herein or fails substantially to perform any of the obligations hereunder, such a breach or failure shall constitute a default under this Agreement (a “Default”). In such event any of the other Parties without default (a “Non-Defaulting Party”) who incurs losses arising from such Default shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of a Non-Defaulting Party’s notifying the Defaulting Party in writing and requiring it to rectify the Default, then the relevant Non-Defaulting Party shall be entitled to choose at its discretion to (i) terminate this Agreement and require the Defaulting Party to indemnify all damages, or (ii) require specific performance by the Defaulting Party of this Agreement and indemnification against all damages suffered.

8.2                            The Parties agree and confirm, the Shareholder or Gridsum Holdco shall not request the termination of this Agreement for whatsoever reason and under whatsoever circumstance, except otherwise stipulated by laws or this Agreement.

8.3                            Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

Article 9 Miscellaneous

9.1                               This Agreement is written in both Chinese and English language in three (3) original copies, with each involved Party holding one (1) copy hereof with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

9.2                               The conclusion, validity, execution, amendment, interpretation and termination of this Agreement shall be governed by laws of the PRC.

9.3                               Any disputes arising from and in connection with this Agreement shall be settled through consultations among the Parties involved, and if the Parties involved fail to reach an agreement regarding such a dispute within thirty (30) days of its occurrence, such dispute shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with the arbitration rules of such commission, and the arbitration award shall be final and binding on all the Parties involved.

9.4                               Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and a Party’s exercise of any of its rights, powers and remedies shall not preclude its exercise of other rights, powers and remedies of it.

9.5                               Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the “Party’s Rights”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party’s Rights shall not preclude such Party from exercising such rights in any other way or exercising the remaining part of the Party’s Rights.

9.6                               The titles of the Articles contained herein are for reference only, and in no circumstances shall such titles be used for or affect the interpretation of the provisions hereof.

9.7                               Each provision contained herein shall be severable and independent from each of other provisions. If at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected thereby.

9.8                               Upon execution, this Agreement shall replace any other previous legal documents entered into by relevant Parties on the same subject matter.

9.9                               Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement.

9.10                        In respect of the Shareholder and Gridsum Holdco, they shall not assign any of their rights and/or transfer any of their obligations hereunder to any third parties without prior written consent from WFOE; WFOE shall have the right to assign any of its rights and/or transfer any of its obligations hereunder to any third parties designated by it after giving notice to the Shareholder.

9.11                        This Agreement shall be binding on its legal successors of the Parties.

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IN WITNESS HEREOF, the following Parties have caused this Shareholders’ Voting Rights Proxy Agreement to be executed as of the date first here above mentioned.

Dissector (Beijing) Technology Co. Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

QI Guosheng

Signature:	/s/Qi Guosheng

Gridsum Holding (Beijing) Co., Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

SHAREHOLDERS’ VOTING RIGHTS PROXY AGREEMENT

This Shareholders’ Voting Rights Proxy Agreement (the “Agreement”) is entered into in the People’s Republics of China (“PRC”) as of December 22, 2014 by and among the following parties:

(a)                                 Dissector (Beijing) Technology Co. Ltd., a limited liability company wholly owned by foreign investor, incorporated and validly existing in Beijing, PRC under PRC laws (“WFOE”),

(b)                                 YU Guofa, a PRC citizen with ID card number: [ID number] (the “Shareholder”), and

(c)                                  Gridsum Holding (Beijing) Co., Ltd., a limited liability company incorporated and validly existing in Beijing, PRC under PRC laws (“Gridsum Holdco”).

The above parties hereinafter shall be individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

(a)                                 As of the date of the Agreement, the Shareholder is the enrolled shareholder of Gridsum Holdco, legally holding 7% of the equity interest in Gridsum Holdco.

(b)                                 The Shareholder intends to authorize WFOE with the exercises of his/her voting rights as a shareholder in Gridsum Holdco, and WFOE is willing to accept such authorization.

The Parties hereby have reached the following agreement upon friendly consultations:

Article 1 Voting Rights Proxy

1.1                               The Shareholder hereby irrevocably authorizes WFOE or the designee designated by WFOE (the “Designee”) at its sole discretion, acting on behalf of himself/herself as his/her exclusive agent and attorney with respect to all matters concerning his/her shareholder’s rights as shareholder of Gridsum Holdco, to exercise including without limitation the following rights (the “Entrusted Rights”) during the term of this Agreement pursuant to the then valid and effective article of association of Gridsum Holdco:

(a)                                 to propose, convene and attend shareholders meetings of Gridsum Holdco as his/her proxy;

(b)                                 Exercising all the shareholder’s voting rights on behalf of the Shareholder with respect to any matter subject to the discussion and resolutions of the shareholders under PRC laws or the articles of association of Gridsum Holdco, including but not limited to the sales, transfer, pledge or disposition of his/her equity interest in Gridsum Holdco in part or in whole, and the designation and election on behalf of him/her the legal representative, the director, the supervisor, the chief executive officer and other senior management members of Gridsum Holdco to be appointed and removed by the shareholders of Gridsum

Holdco;

(c)                                  Other shareholder’s voting rights he/she is entitled to under the PRC laws (including the amendments, revisions, supplementary and re-constituted rules of such PRC laws, regardless of which comes into effect after or has taken into effect before the date hereof); and

(d)                                 Other shareholder’s voting rights entitled to under the articles of association of Gridsum Holdco, including those provided in the amendments to the articles of association of Gridsum Holdco.

1.2                               The Designee shall perform the Entrusted Rights within the scope of entrustment in due care and prudence and in compliance with laws; the Shareholder acknowledges and assumes relevant liabilities for any legal consequences of the Designee’s exercise of the foregoing Entrusted Rights.

Article 2 Right to Information

For the purpose of exercising the Entrusted Rights under this Agreement, Designee is entitled to know the information with regard to Gridsum Holdco’s operation, business, clients, finance, staff, etc., and shall have access to relevant materials of Gridsum Holdco. Gridsum Holdco shall adequately cooperate with Designee in this regard.

Article 3 Exercise of Entrusted Rights

3.1                               The Shareholder will provide adequate assistance to the exercise of the Entrusted Rights by Designees, including execution of pertinent legal documents when necessary (e.g., to satisfy governmental requirements in case of examination and approval of or registration or filing).

3.2                               If at any time during the term of this Agreement, the entrustment or exercise of the Entrusted Rights under this Agreement is unenforceable for any reason except for default of the Shareholder or Gridsum Holdco, the Parties shall immediately seek a most similar substitute for the unenforceable provision and, if necessary, enter into supplementary agreement to amend or adjust the provisions herein, in order to ensure the realization of the purpose of this Agreement.

Article 4 Exemption and Compensation

4.1                               The Parties acknowledge that WFOE shall not be requested to be liable for or compensate (monetary or otherwise) other Parties or any third party due to exercise of Entrusted Rights by Designees under this Agreement.

4.2                               The Shareholder and Gridsum Holdco agree to indemnify WFOE and hold it harmless against all of its losses incurred or likely to incur due to exercise of the Entrusted Rights by the Designees, including without limitation any loss resulting from any litigation, demand, arbitration or claim initiated or raised by any third party against it or from administrative investigation or penalty of governmental authorities. However, the Shareholder and Gridsum Holdco will not compensate for losses incurred due to willful misconduct or gross negligence of WFOE.

Article 5 Representations, Warranties and Covenants

5.1                               The Shareholder hereby represents, warrants and covenants that:

(a)                                 he/she has full and independent legal status and legal capacity to execute, deliver and perform this Agreement with due authorization, and is capable to act independently as a subject of legal actions.

(b)                                 he/she is enrolled and legal shareholders of Gridsum Holdco as of the effective date of this Agreement and there exists no third party rights or exercise restriction on the Entrusted Rights.

(c)                                 Pursuant to this Agreement, Designees is capable to fully and sufficiently exercise the Entrusted Rights in accordance with then effective articles of association of Gridsum Holdco.

5.2                               Gridsum Holdco hereby represents, warrants and covenants that:

(a)                                It is a limited liability company duly registered and validly existing under PRC laws with complete and independent status as a legal person and has due authorization to execute, deliver and perform this Agreement and is capable of acting independently as a subject of legal actions.

(b)                                It has the full right and authorization to execute and deliver this Agreement and all other documents relating to the transaction contemplated hereunder, and has the full right and authorization to consummate such transaction.

(c)                                 The Shareholder is an enrolled shareholder of it as of the effective date of this Agreement.

Article 6 Term of Agreement

6.1                               The Agreement shall become effect when this Agreement is duly executed by Parties until that the Shareholder transfers all equity shares held by him/her in Gridsum Holdco (i.e. 7% equity interest of Gridsum Holdco) to WFOE is approved by Ministry of Commerce and all registration change with Industry and Commerce Administration for such shares transfer is completed.

Article 7 Notice

7.1                               Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

7.2                               The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile, or when it is delivered if received in person, or when five (5) days have elapsed after posting if posted by mail.

Article 8 Default Liability

8.1                              The Parties agree and confirm that, if any of the Parties (the “Defaulting Party”) breaches substantially any of the provisions herein or fails substantially to perform any of the obligations hereunder, such a breach or failure shall constitute a default under this Agreement (a “Default”). In such event any of the other Parties without default (a “Non-Defaulting Party”) who incurs losses arising from such Default shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of a Non-Defaulting Party’s notifying the Defaulting Party in writing and requiring it to rectify the Default, then the relevant Non-Defaulting Party shall be entitled to choose at its discretion to (i) terminate this Agreement and require the Defaulting Party to indemnify all damages, or (ii) require specific performance by the Defaulting Party of this Agreement and indemnification against all damages suffered.

8.2                            The Parties agree and confirm, the Shareholder or Gridsum Holdco shall not request the termination of this Agreement for whatsoever reason and under whatsoever circumstance, except otherwise stipulated by laws or this Agreement.

8.3                            Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

Article 9 Miscellaneous

9.1                               This Agreement is written in both Chinese and English language in three (3) original copies, with each involved Party holding one (1) copy hereof with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

9.2                               The conclusion, validity, execution, amendment, interpretation and termination of this Agreement shall be governed by laws of the PRC.

9.3                               Any disputes arising from and in connection with this Agreement shall be settled through consultations among the Parties involved, and if the Parties involved fail to reach an agreement regarding such a dispute within thirty (30) days of its occurrence, such dispute shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with the arbitration rules of such commission, and the arbitration award shall be final and binding on all the Parties involved.

9.4                               Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and a Party’s exercise of any of its rights, powers and remedies shall not preclude its exercise of other rights, powers and remedies of it.

9.5                               Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the “Party’s Rights”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party’s Rights shall not preclude such Party from exercising such rights in any other way or exercising the remaining part of the Party’s Rights.

9.6                               The titles of the Articles contained herein are for reference only, and in no circumstances shall such titles be used for or affect the interpretation of the provisions hereof.

9.7                               Each provision contained herein shall be severable and independent from each of other provisions. If at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected thereby.

9.8                               Upon execution, this Agreement shall replace any other previous legal documents entered into by relevant Parties on the same subject matter.

9.9                               Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement.

9.10                        In respect of the Shareholder and Gridsum Holdco, they shall not assign any of their rights and/or transfer any of their obligations hereunder to any third parties without prior written consent from WFOE; WFOE shall have the right to assign any of its rights and/or transfer any of its obligations hereunder to any third parties designated by it after giving notice to the Shareholder.

9.11                        This Agreement shall be binding on its legal successors of the Parties.

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IN WITNESS HEREOF, the following Parties have caused this Shareholders’ Voting Rights Proxy Agreement to be executed as of the date first here above mentioned.

Dissector (Beijing) Technology Co. Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title:

YU Guofa

Signature:	/s/Yu Guofa

Gridsum Holding (Beijing) Co., Ltd. (Company Seal)

Signature:	/s/Qi Guosheng
Name: Qi Guosheng
Title: